UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

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☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

AVEO PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 09, 2021 for AVEO Pharmaceuticals, Inc. For Stockholders as of April 15, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the 2021 Proxy Statement, Notice of 2021 Annual Meeting of Stockholders and 2020 Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AVEO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AVEO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the Notice and Proxy Statement and Annual Report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 28, 2021. Unless requested, you will not otherwise receive a paper or email copy. To order paper materials and select delivery preferences, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/AVEO (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send a blank When requesting via the Internet or telephone you will need the 12 digit e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. AVEO Pharmaceuticals, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, June 09, 2021 Time: 10:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AVEO for virtual meeting registration details. You must register to attend the meeting online and/or participate at www.proxydocs.com/AVEO SEE REVERSE FOR FULL AGENDA

AVEO Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. Elect seven directors, each to serve for a one-year term expiring at our 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. 1.01 Michael Bailey 1.02 Kenneth Bate 1.03 Kevin Cullen, M.D. 1.04 Corinne Epperly, M.D., M.P.H. 1.05 Anthony Evnin, Ph.D. 1.06 Gregory Mayes 1.07 Scarlett Spring 2. Approve an amendment to the AVEO Pharmaceuticals, Inc. 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder. 3. Approve the amendment and restatement of the 2010 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 76,400 to 576,400 and to make certain other changes. 4. Approve an advisory vote on executive compensation. 5. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.